TRUSTEES:
Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
Todd L. Eisenberg
David Elias
George A. Froley, III
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell


                              TRAINER WORTHAM FUNDS

                                   866.TWFUNDS
                                  866.893.8637


                  THIS REPORT IS TO BE PRECEDED OR ACCOMPANIED
                                BY A PROSPECTUS.



                   845 Third Avenue, New York, New York 10022 www.trainerwortham.com o www.froleyrevy.com







                              TRAINER WORTHAM FUNDS

                                  ANNUAL REPORT
                                  JUNE 30, 2002


                                FIRST MUTUAL FUND

                             TOTAL RETURN BOND FUND

                                  FROLEY, REVY
                           CONVERTIBLE SECURITIES FUND

TRAINER WORTHAM FUNDS
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Most market observers argue that the last two and a half years are not similar to the events of the 1930's because our current economy is more resilient and diversified. Regulatory authorities did not exist during that time to supervise and provide oversight to the securities markets and individuals responsible for running the largest corporations.

At Trainer Wortham, founded in 1924, and at Froley, Revy, founded in 1975, we have always believed that share prices are driven by fundamentals, but we recognize that investor psychology can affect significant changes. Over many decades, we have experienced many changes in psychology and, time after time, have met the goals and financial needs of our shareholders.

History tells us that after turbulent times similar to those we have experienced over the past several years, once stability has been gained, the markets recover on average more than 75% in the following three years.

The reason for our success has been our ability to recognize and invest with a mindset of controlling risk in the market. The best way to deal with changing market conditions is to have a balanced approach towards asset allocation. For the first time we are combining the annual reports of all three Funds so that our shareholders may review each of these portfolios and make adjustments to their individual allocations as they see fit. These Funds are: Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and the Froley, Revy Convertible Securities Fund.

We thank you for your continued support of the Trainer Wortham Funds.

Respectfully,

/S/ David P. Como


David P. Como
Chairman, Trainer Wortham Funds
August 12, 2002

--------------------------------------------------------------------------------

/S/ David P. Como


TABLE OF CONTENTS
--------------------------------------------------------------------------------
Fund Commentary ..................................... 2
   First Mutual Fund
Fund Commentary ..................................... 4
   Total Return Bond Fund
Fund Commentary ..................................... 6
   Froley, Revy Convertible Securities Fund
Statements of Investments:
   First Mutual Fund ................................ 8
   Total Return Bond Fund ...........................10
   Froley, Revy Convertible Securities Fund .........12
Statements of Assets and Liabilities ................16
Statements of Operations ............................17
Statements of Changes in Net Assets .................18
Financial Highlights:
   First Mutual Fund ................................20
   Total Return Bond Fund ...........................21
   Froley, Revy Convertible Securities Fund .........22
Notes to Financial Statements .......................23
Independent Auditor Report ..........................33

TRAINER WORTHAM FIRST MUTUAL FUND
FUND COMMENTARY
--------------------------------------------------------------------------------

Dear Current and Future Shareholders,

The broad stock market has been in a decline for nearly 2 1/2 years. The once high-flying NASDAQ is down 74% and has erased over 5 trillion dollars worth of value. Companies that were multi-billion dollar fast-growers only two years ago are coming under regulatory scrutiny and going bankrupt. Investors don't know whom they can trust; most are lost and many are alarmed. Is it time to panic?

Trainer Wortham has been investing clients' assets for over 75 years -- through the Great Depression, World War II, the Vietnam War, the Oil Embargo and the Cold War. On the other end of every crisis, and after every down market, stocks have seen enough growth to maintain their status as the best performing public investment class, averaging just over 11% per year. The only investors who failed to benefit from the stock market are those who panicked and sold in the midst of every crisis or bear market.

Our generation has been witness to and scarred by the actions of terrorists, changing our understanding of the world. Rampant greed of the 1990's led to the exploitation of loopholes in today's corporate accounting. We, as a nation, have faced tough times before and without exception have emerged stronger. Those Americans who held fast through the outbreak of World War II to today have seen the S&P 500 return over 13,100%.

We do not know when the market will turn or corporate scandals will fade, but we do know there has been only one time the United States has had four negative years -- the Great Depression of the 1930's. At that time, unemployment was near 20% and wages were down an estimated 40%. Our current economy is nowhere near Depression-era levels. It also is important to note that even after the four down years of the 1930's, the market was up 94% in the three years following.

Trainer Wortham has never been a believer in the accountant's "earnings per share," instead focusing on "return on invested capital," a more in-depth corporate performance measure. We continue to believe that value destruction will inevitably turn up in earnings, no matter how you measure them. Value destroyers have always been sold while we continue to own companies that earn superior returns that will eventually be recognized by the market.

In the face of this bear market the American economy continues its recovery. Inflation is low, productivity is rising faster than wages, and unemployment appears to have peaked at around 6%. We are coming out of the most severe profit recession in many years, with corporate expenses dramatically reduced. We expect stronger and more accurate earnings for both full-year 2002 and 2003. This crisis will pass and the market will return to what it has done 64 of the previous 80 years -- grow. We thank you for your patience and support.


Sincerely,
/S/ David P. Como

David P. Como
Managing Director
Trainer Wortham & Co.,Inc.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU REDEEM SHARES.

THIS MATERIAL IS TO BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. SHARES OF THE TRAINER WORTHAM FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC. WHICH IS NOT AFFILIATED WITH FIRST REPUBLIC BANK AND IS NOT A BANK. TRAINER WORTHAM & CO., INC. IS THE INVESTMENT ADVISOR TO THE TRAINER WORTHAM FIRST MUTUAL FUND, FOR WHICH IT RECEIVES A FEE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM FIRST MUTUAL FUND
ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer Wortham First Mutual Fund with the performance of the Standard & Poor's 500 Index. The values are as of June 30, for each of the last ten years. The values and returns for the Trainer Wortham First Mutual Fund and the Standard & Poor's 500 Index include reinvested dividends. Unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                                [GRAPHIC OMITTED]

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/02
1 YEAR         5 YEAR     10 YEAR
(20.71%)       4.26%      10.30%

              First Mutual Fund           S&P 500 Index
1992              $10,000                   $10,000
1993               11,217                    11,562
1994               10,778                    11,932
1995               13,477                    14,917
1996               20,097                    18,525
1997               21,639                    24,305
1998               27,135                    30,922
1999               38,947                    37,298
2000               49,268                    39,827
2001               33,621                    34,711
2002               26,656                    29,487

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees or other expenses.

TRAINER WORTHAM TOTAL RETURN BOND FUND
FUND COMMENTARY
--------------------------------------------------------------------------------

Dear Current and Future Shareholders,

The second quarter of 2002 produced a number of unexpected surprises that not only stunned the financial markets but also drove rates lower than most thought they would go. In fact, the collapse of Enron, numerous accounting scandals and the precipitous stock market slide may have even derailed the nascent recovery and sent us back into the recessionary environment that we believed we had left behind. Whereas earlier in the year most economists expected that rates would start to rise in the late summer or early fall, most now agree that any rate increases will come much later, if at all.

The economy grew at approximately a 1% annualized pace in the second quarter, down from a 6% pace in the first quarter. Even though the nightly news paints a dreary picture, it is important to note that the outlook for the consumer has started to improve. Over the last quarter, employment gains have turned positive for the first time in a year. Furthermore, real wage gains (adjusted for inflation), lower mortgage rates and the ongoing benefit of recent tax cuts have helped income growth significantly. Most importantly, rising home values have offset declines in net worth caused by lower stock portfolios. Inventory to sales ratios are extremely low so that any improvement in the economic picture could potentially drive manufacturing and, in turn, employment. However, without a more solid rebound in job growth, final demand will continue to concern the Federal Reserve and the markets.

Corporate bonds, the very asset class that most expected to perform the best as the economy improved, have come under increasing pressure recently and yield spreads to Treasuries have widened significantly. Telecom issues and lower rated credits have suffered the most while the higher rated issuers have actually outperformed. Thus, this "flight to quality" has not only driven investors to Treasuries, but has also played out in the corporate market as well. Mortgage-backed bonds, despite the fact that they tend to prepay in this type of declining rate environment, have actually been one of the best performing sectors of the bond market this year and their returns are almost double those of corporates. In this uncertain environment, investors have been willing to trade off the credit risk associated with corporates for a "AAA" rated asset that has prepayment risk. As most mortgages are now trading in the secondary market at a premium to par, the most the investor can lose is that premium when a homeowner refinances. (Investors in WorldCom bonds learned too slowly that they could lose much more.)

We positioned our portfolios very conservatively this year and had an average duration shorter than the indices with the expectation that rates were headed higher. Obviously, this was not the case. However, this did not hurt our relative performance as intermediate term bonds have outperformed long bonds year to date. As the yield curve continues to steepen investors flock to the safety of intermediate Treasuries. Interestingly, at current levels, investors can achieve almost 90% of the yield of 30-year rates inside of 10 years. Thus, it really doesn't make sense to add the additional duration to the portfolio without being compensated with more yield. With little likelihood of deflation, it is very hard to justify buying long term bonds at some of the lowest levels in recent history. Until we see further signs of an improving economy, we plan to stay fully invested in the intermediate part of the yield curve, overweighted in mortgage-backed securities, and continue to be very selective about our corporate names.

Sincerely,
/S/ John D. Knox

John D. Knox
Managing Director
Trainer Wortham & Co., Inc.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU REDEEM SHARES.

THIS MATERIAL IS TO BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE U.S. GOVERNMENT GUARANTEES THE PAYMENT OF PRINCIPAL AND INTEREST ON U.S. TREASURY SECURITIES, WHILE THE PRINCIPAL AND INVESTMENT RETURN OF TRAINER WORTHAM FUNDS ARE NOT GUARANTEED AND WILL VARY OVER TIME. SHARES OF THE TRAINER WORTHAM FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC. WHICH IS NOT AFFILIATED WITH FIRST REPUBLIC BANK AND IS NOT A BANK. TRAINER WORTHAM & CO., INC. IS THE INVESTMENT ADVISOR TO THE TRAINER WORTHAM TOTAL RETURN BOND FUND, FOR WHICH IT RECEIVES A FEE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM TOTAL RETURN BOND FUND
ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer Wortham Total Return Bond Fund with the performance of the Lehman Aggregate Index. The values and returns for the Trainer Wortham Total Return Bond Fund include reinvested dividends. Unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.



AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/02
1 YEAR   5 YEAR   SINCE INCEPTION
5.78%    5.90%    5.99%*

         Total Return Bond Fund     Lehman Aggregate Index
10/01/96         $10,000                  $10,000
06/30/97          10,490                   10,618
06/30/98          11,312                   11,738
06/30/99          11,628                   12,107
06/30/00          12,013                   12,359
06/30/01          13,207                   13,747
06/30/02          13,970                   15,244

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees or other expenses.

* Fund commenced operations October 1, 1996.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
FUND COMMENTARY
--------------------------------------------------------------------------------

Dear Current and Future Shareholders,

Well, we've survived half of the year! Hot on the heels of two terrible years in the equity market, it seemed that things could not get worse. Unfortunately, we saw a continuation and widening of corporate accounting chicanery, with fraud at such large companies as WorldCom and Adelphia. Not to mention plain old bankruptcies like Global Crossing, where the CEO took over $500 million in gains on sale of his stock holdings over the not quite four years that the company was public. The stock, now delisted, currently has a market cap of roughly $35 million from its high in June of 1999 of $57 billion! Stunning.

As most of us are painfully aware, the stock market slide continued into July of this year, battering both individual and institutional investors alike. Through July 23, the S&P 500 Index and the NASDAQ Composite Index had lost 32% and 40%, respectively, since the beginning of the year in what felt like panic selling. The volatility index shot up to levels not seen since the market re-opened after the September 11 terrorist attacks of last year. Since that day, the equity markets have been staging a rally, of what duration only time will tell. Much of the excess has been painfully wrung out of the system.

Bonds have been the only true hiding place over the past two plus years. For the first half of the year the Lehman Government/Credit Index gained 3.3%, after rising 8.5% in 2001.

The question in every investor's mind is, "What's next? Do I look in the rearview mirror and switch to a completely conservative strategy in order to avoid losses, thereby giving up on potential future gains, or do I throw myself in front of the train and hope there will be no wreck?" The answer is still not clear. With junk bond default rates at about 10%, bond credit spreads continue to be very wide between junk issuers and government issues of similar maturity. This implies that you will pay a lot for safety and you need to understand your own risk profile to gauge whether you are over- or underpaying for preservation of capital. If the economy, as Federal Reserve Chairman Alan Greenspan believes, is in recovery and will improve over the near term, then corporations will see rising revenues and profits, thereby reducing the risk of bankruptcy. This should then tighten credit spreads, creating a potential profit opportunity in corporate issues rated below investment grade. This will also likely create an environment where stocks can move off the 5-year lows set in July. Unfortunately, moving off of lows does not equate with moving back to prior highs shortly thereafter.

In this currently unsettled environment, we still believe strongly that convertibles will continue to deliver as promised. Given the nature of the security, when stocks move higher, the convertible market will participate, albeit to a lesser degree, and when stocks move down, the defensive nature of convertibles will kick in, lessening the blow.

We thank you for allowing us to be your investment partner as we strive to help you meet your investment goals. We appreciate your continued support and confidence in the Froley, Revy Convertible Securities Fund.

Below is a table outlining returns for your Convertible Securities Fund and for different indices of interest.

Sincerely,

/S/ Andrea Revy O'Connell

Andrea Revy O'Connell
President and CEO
Froley,  Revy Investment Co., Inc.

/S/ George A. Froley

George A. Froley,  III
Chairman
Froley, Revy Investment Co., Inc.

                                       6 Months  1 Year      Since
                                         Ended    Ended   Inception*
                                        6/30/02  6/30/02    8/28/00
--------------------------------------------------------------------------------
 FROLEY REVY CONVERTIBLE
    SECURITIES FUND
 (after deduction of maximum
   sales charge)                         -7.80%   -11.19%   -9.33%
 (before deduction of sales charge)      -3.94%    -7.53%   -7.28%
--------------------------------------------------------------------------------
 CSFB CONVERTIBLE SECURITIES             -8.61%   -12.43%  -14.49%
--------------------------------------------------------------------------------
 LEHMAN GOV'T/CREDIT                      3.26%     8.24%    9.21%
--------------------------------------------------------------------------------
 S&P 500 INDEX                          -13.16%   -17.99%  -19.56%
--------------------------------------------------------------------------------

*The returns shown are for the period August 28, 2000 to June 30, 2002.

Unlike a mutual fund, the indices are unmanaged and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU REDEEM SHARES.

THIS MATERIAL IS TO BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. SHARES OF THE TRAINER WORTHAM FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC. WHICH IS NOT AFFILIATED WITH FIRST REPUBLIC BANK AND IS NOT A BANK. FROLEY, REVY INVESTMENT CO., INC. IS THE INVESTMENT ADVISOR TO THE FROLEY, REVY CONVERTIBLE SECURITIES FUND, FOR WHICH IT RECEIVES A FEE. TRAINER WORTHAM & CO., INC. IS THE SUBADVISOR TO THE FROLEY, REVY CONVERTIBLE SECURITIES FUND.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the value of a $10,000 investment in the Class A Shares of the Froley, Revy Convertible Securities Fund with the performance of the CreditSuisse First Boston Convertible Securities Index, which is the Fund's primary benchmark index. The values and returns for the Froley, Revy Convertible Securities Fund include reinvested dividends, and the impact of the maximum sales charge placed on purchases. Unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/02
   1 YEAR       SINCE INCEPTION
   (11.19%)         (9.33%)*

                   Froley, Revy                       CS First Boston
             Convertible Securities Fund          Convertible Securities Index
08/28/00             $9,597                               $10,000
12/31/01              9,146                                 8,769
06/30/01              9,033                                 8,564
12/31/01              8,696                                 8,206
06/30/02              8,353                                 7,499

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees or other expenses.

* Fund commenced operations August 28, 2000.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                                                            MARKET
   SHARES                                                                                                    VALUE
  --------                                                                                                 ---------
              COMMON STOCK - 97.89%
              CONSUMER DISCRETIONARY - 20.27%
    37,500    Best Buy Co., Inc.* ....................................................................   $   1,361,250
    25,000    McGraw-Hill Companies, Inc. ............................................................       1,492,500
    50,000    Tiffany & Co. ..........................................................................       1,760,000
    40,000    Viacom, Inc., Class B* .................................................................       1,774,800
                                                                                                         -------------
                                                                                                             6,388,550
                                                                                                         -------------
              CONSUMER STAPLES - 2.51%
    22,500    Estee Lauder Companies, Inc., Class A ..................................................         792,000
                                                                                                         -------------
              DEFENSE - 14.23%
    47,000    EDO Corp. ..............................................................................       1,339,500
    14,200    Northrop Grumman Corp. .................................................................       1,775,000
    50,000    Rockwell Collins, Inc. .................................................................       1,371,000
                                                                                                         -------------
                                                                                                             4,485,500
                                                                                                         -------------
              ENERGY - 10.62%
    20,000    ChevronTexaco Corp. ....................................................................       1,770,000
    38,500    Exxon Mobil Corp. ......................................................................       1,575,420
                                                                                                         -------------
                                                                                                             3,345,420
                                                                                                         -------------
              FINANCIAL - 4.96%
    40,349    Citigroup, Inc. ........................................................................       1,563,524
                                                                                                         -------------
              HEALTHCARE - 12.81%
    28,900    Amgen, Inc.* ...........................................................................       1,210,332
    25,000    Johnson & Johnson ......................................................................       1,306,500
    30,000    Merck & Co., Inc. ......................................................................       1,519,200
                                                                                                         -------------
                                                                                                             4,036,032
                                                                                                         -------------
              INDUSTRIALS - 23.34%
    48,000    Boeing Company .........................................................................       2,160,000
    50,000    General Electric Company ...............................................................       1,452,500
    35,000    L-3 Communications Holdings, Inc.* .....................................................       1,890,000
    30,000    United Parcel Service, Inc. ............................................................       1,852,500
                                                                                                         -------------
                                                                                                             7,355,000
                                                                                                         -------------
              INFORMATION TECHNOLOGY - 9.15%
    80,000    Applied Materials, Inc.* ...............................................................       1,521,600
    40,000    Novellus Systems, Inc.* ................................................................       1,360,000
                                                                                                         -------------
                                                                                                             2,881,600
                                                                                                         -------------
                  TOTAL COMMON STOCK (COST $28,479,994) ..............................................      30,847,626
                                                                                                         -------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                                                            MARKET
   SHARES                                                                                                    VALUE
  --------                                                                                                 ---------
              SHORT TERM INVESTMENTS - 2.33%
   732,668    PNC Bank Money Market Fiduciary, 1.19% ..................................................  $     732,668
                                                                                                         -------------
                  TOTAL SHORT TERM INVESTMENTS (COST $732,668) ........................................        732,668
                                                                                                         -------------
                  TOTAL INVESTMENTS (COST $29,212,662**) - 100.22% ....................................     31,580,294

                  LIABILITIES LESS OTHER ASSETS - (0.22%) .............................................        (69,349)
                                                                                                         -------------
                  NET ASSETS - 100.00% ................................................................  $  31,510,945
                                                                                                         =============

--------------------------------------------------------------------------------
 * Non-income producing security.
** Cost for Federal income tax purposes is $29,212,662 and net unrealized appreciation consists of:
                  Gross unrealized appreciation .......................................................  $   3,844,915
                  Gross unrealized depreciation .......................................................     (1,477,283)
                                                                                                         -------------
                      Net unrealized appreciation .....................................................  $   2,367,632
                                                                                                         =============

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

TRAINER WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                 MARKET
   AMOUNT                                                                                                    VALUE
  ---------                                                                                                ----------
              FIXED INCOME SECURITIES - 98.17%
              U.S. GOVERNMENT TREASURY OBLIGATIONS - 12.08%
              U.S. TREASURY NOTES - 12.08%
$ 1,000,000     5.500%, 02/15/08 ......................................................................   $  1,062,718
  1,000,000     7.250%, 08/15/22 ......................................................................      1,191,476
    500,000     6.125%, 08/15/29 ......................................................................        531,186
                                                                                                          ------------
                  TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (COST $2,669,009) ........................      2,785,380
                                                                                                          ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS - 55.65%
              FEDERAL HOME LOAN MORTGAGE CORPORATION - 28.72%
  1,000,000     4.700%, 11/01/05 ......................................................................      1,018,637
  1,000,000     5.250%, 04/18/06 ......................................................................      1,021,763
    109,477     6.500%, 11/15/08, Series #1647 B ......................................................        111,842
    167,192     6.500%, 10/01/11, Gold Pool #E65534 ...................................................        174,814
      6,056     7.500%, 07/01/17, Pool #141248 ........................................................          6,460
    113,782    10.500%, 12/01/20, Gold Pool #A01632 ...................................................        129,395
  1,000,000     6.000%, 02/15/22, Series #2330 PW .....................................................      1,027,227
  1,000,000     5.750%, 04/15/22, Series 2399Tp Pac-1(11) .............................................      1,034,335
  1,000,000     5.750%, 03/15/24, Series #2046 ........................................................      1,023,974
    168,696     7.000%, 07/01/26, Gold Pool #D72664 ...................................................        175,484
     65,159     7.000%, 10/01/26, Gold Pool #C80442 ...................................................         67,781
    823,367     6.000%, 07/01/28, Gold Pool #G00943 ...................................................        828,996
                                                                                                          ------------
                                                                                                             6,620,708
                                                                                                          ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.34%

    200,000     6.270%, 02/05/08 ......................................................................        204,322
  1,000,000     6.300%, 03/21/11 ......................................................................      1,023,465
    277,281     6.000%, 05/01/13, Pool #421151 ........................................................        286,506
     39,366    11.000%, 11/01/13, Pool #523853 ........................................................         43,571
    321,100     5.500%, 01/01/14, Pool #479939 ........................................................        326,306
    291,177     6.000%, 04/01/14, Pool #483994 ........................................................        299,613
    299,020     6.500%, 02/01/16, Pool #572134 ........................................................        310,352
      1,097     7.500%, 04/01/17, Pool #41474 .........................................................          1,164
    218,568     9.500%, 12/15/20, Pool #100285 ........................................................        244,336
    280,675     6.500%, 03/01/28, Pool #251568 ........................................................        287,573
    537,786     6.500%, 04/01/29, Pool #252342 ........................................................        550,180
    506,543     7.000%, 03/01/30, Pool #533853 ........................................................        525,339
    120,419     7.500%, 06/01/30, Pool #538687 ........................................................        126,477
                                                                                                          ------------
                                                                                                             4,229,204
                                                                                                          ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.59%
    125,734     8.000%, 08/15/22, Pool #331266 ........................................................        134,869
    281,461     6.500%, 10/15/27, Pool #407955 ........................................................        288,893
    336,756     6.500%, 08/15/28, Pool #458485 ........................................................        345,457
    827,235     6.500%, 10/15/28, Pool #457825 ........................................................        848,609
    348,031     7.000%, 08/15/29, Pool #506810 ........................................................        362,298
                                                                                                          ------------
                                                                                                             1,980,126
                                                                                                          ------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $12,467,030) .........................     12,830,038
                                                                                                          ------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

TRAINER WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                  MARKET
   AMOUNT                                                                                                     VALUE
  --------                                                                                                ------------
              CORPORATE BONDS - 30.44%
$   250,000   Hydro-Quebec, 6.720%, 03/16/05 ..........................................................  $     268,694
    400,000   Commercial Credit Company, 7.375%, 04/15/05 .............................................        437,444
    440,000   ABN-Amro Bank NV, 7.250%, 05/31/05 ......................................................        478,066
    500,000   DaimlerChrysler NA Holdings, 7.750%, 06/15/05 ...........................................        537,599
    500,000   Ford Motor Credit Co., 6.875%, 02/01/06 .................................................        511,935
    400,000   WorldCom, Inc.,* 8.000%, 05/15/06 .......................................................         62,000
    500,000   Salomon Smith Barney Holdings, Inc., 7.125%, 10/01/06 ...................................        544,639
    100,000   Union Pacific Resources Corp., 7.000%, 10/15/06 .........................................        107,245
    500,000   Time Warner, Inc., 8.180%, 08/15/07 .....................................................        532,909
    500,000   General Motors Acceptance Corp., 5.850%, 01/14/09 .......................................        482,997
    650,000   Sears Roebuck Acceptance Corp., 6.250%, 05/01/09 ........................................        660,852
    500,000   Sprint Capital Corp., 6.375%, 05/01/09 ..................................................        382,684
    400,000   Goldman Sachs Group, Inc., 7.350%, 10/01/09 .............................................        428,428
    250,000   Pacific Bell, 6.625%, 11/01/09 ..........................................................        264,657
    250,000   Goldman Sachs Group, Inc., 6.875%, 01/15/11 .............................................        259,603
    445,000   Comp De Desarollo Aeropu (Note 5), 10.190%, 05/31/11 ....................................        321,513
    500,000   Alcoa, Inc., 6.500%, 06/01/11 ...........................................................        530,662
    200,000   Empresa Nacional Electric, 7.875%, 02/01/27 .............................................        172,783
     33,188   Norwest Asset Securities Corp., 1997-13 A1, 6.750%, 09/25/27 ............................         33,292
                                                                                                          ------------
                    TOTAL CORPORATE BONDS (COST $7,442,315) ...........................................      7,018,002
                                                                                                          ------------
                    TOTAL FIXED INCOME SECURITIES (COST $22,578,354) ..................................     22,633,420
                                                                                                          ------------
     SHARES
   ---------
              SHORT TERM INVESTMENTS - 0.75%
    173,465   PNC Bank Money Market Fiduciary, 1.19% ..................................................        173,465
                                                                                                          ------------
                  TOTAL SHORT TERM INVESTMENTS (COST $173,465) ........................................        173,465
                                                                                                          ------------
                  TOTAL INVESTMENTS (COST $22,751,819**) - 98.92% .....................................     22,806,885
                  OTHER ASSETS LESS OTHER LIABILITIES - 1.08% .........................................        249,611
                                                                                                          ------------
                  NET ASSETS - 100.00% ................................................................   $ 23,056,496
                                                                                                          ============
--------------------------------------------------------------------------------
 *  Non-income  producing  security  -- issuer  filed for  protection  under the
    Federal  Bankruptcy Code.
**  Cost  for  Federal  income tax  purposes is $22,751,819  and  net unrealized appreciation consists of:
                  Gross unrealized appreciation .......................................................   $    692,040
                  Gross unrealized depreciation .......................................................       (636,974)
                                                                                                          ------------
                      Net unrealized appreciation .....................................................   $     55,066
                                                                                                          ============

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                 MARKET
   AMOUNT                                                                                                    VALUE
 ----------                                                                                                ----------
              CONVERTIBLE BONDS - 63.38%
              CONSUMER DISCRETIONARY - 14.05%
$  365,000    Hilton Hotels Corp., 5.000%, 05/15/06 ...................................................  $     342,644
   175,000    Penney (JC) Company, Inc., 5.000%, 10/15/08 .............................................        174,344
   115,000    Barnes and Noble, Inc., 5.250%, 03/15/09 ................................................        121,181
   160,000    Gap, Inc. 144A, 5.750%, 03/15/09 ........................................................        182,200
    85,000    Sonic Automotive, Inc., 5.250%, 05/07/09 ................................................         76,075
   175,000    Cendant Corp. 144A, 3.875%, 11/27/11 ....................................................        171,719
   105,000    Reebok International Ltd., 4.250%, 03/01/21 .............................................        111,037
   550,000    Lennar Corp., 0.000%, 04/04/21 ..........................................................        261,938
   185,000    Carnival Corp., 2.000%, 04/15/21 ........................................................        188,006
   100,000    Brinker International, Inc., 0.000%, 10/10/21 ...........................................         66,375
   155,000    Brinker International, Inc. 144A, 0.000%, 10/10/21 ......................................        102,881
   250,000    Lowe's Companies, Inc., 0.861%, 10/19/21 ................................................        243,125
   200,000    Best Buy Co., Inc. 144A, 2.250%, 01/15/22 ...............................................        176,500
   240,000    Duane Reade, Inc. 144A, 2.148%, 04/16/22 ................................................        148,200
                                                                                                          ------------
                                                                                                             2,366,225
                                                                                                          ------------
              CONSUMER STAPLES - 1.88%
    60,000    Performance Food Group Company, 5.500%, 10/16/08 ........................................         74,175
   800,000    Supervalu, Inc. 144A, 0.000%, 11/02/31 ..................................................        242,000
                                                                                                          ------------
                                                                                                               316,175
                                                                                                          ------------
              ENERGY - 1.92%
   170,000    Kerr-McGee Corp., 5.250%, 02/15/10 ......................................................        187,850
   150,000    Diamond Offshore Drilling, Inc., 1.500%, 04/15/31 .......................................        135,937
                                                                                                          ------------
                                                                                                               323,787
                                                                                                          ------------
              FINANCIAL - 8.99%
   200,000    Credit Suisse, 2.000%, 02/19/08 .........................................................        193,500
    55,000    First American Corp., 4.500%, 04/15/08 ..................................................         56,169
   300,000    First American Corp. 144A, 4.500%, 04/15/08 .............................................        306,375
   320,000    EOP Operating LP, 7.250%, 11/15/08 ......................................................        344,800
   225,000    PMI Group, Inc., 2.500%, 07/15/21 .......................................................        247,500
   130,000    Swiss Re America Holding, 3.250%, 11/21/21 ..............................................        126,262
   225,000    Radian Group, Inc. 144A, 2.250%, 01/01/22 ...............................................        239,344
                                                                                                          ------------
                                                                                                             1,513,950
                                                                                                          ------------
              HEALTHCARE - 9.83%
    30,000    Teva Pharmaceutical Finance LLC, 1.500%, 10/15/05 .......................................         31,200
   125,000    Province Healthcare Company, 4.500%, 11/20/05 ...........................................        131,562
    60,000    AmeriSource Health Corp. 144A, 5.000%, 12/01/07 .........................................         96,150
   450,000    Alza Corp., 0.000%, 07/28/20 ............................................................        342,000
   175,000    Health Management Associates, Inc. 144A, 0.250%, 08/16/20 ...............................        120,313
   175,000    Teva Pharmaceutical Finance NV 144A, 0.750%, 08/15/21 ...................................        172,156
   200,000    Medtronic, Inc. 144A, 1.250%, 09/15/21 ..................................................        201,250
   175,000    Apogent Technologies, Inc. 144A, 2.250%, 10/15/21 .......................................        168,438

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                 MARKET
   AMOUNT                                                                                                    VALUE
 ----------                                                                                                ----------
              HEALTHCARE (CONTINUED)
  $ 80,000    King Pharmaceutical, Inc., 2.750%, 11/15/21 .............................................  $      68,900
   160,000    King Pharmaceutical, Inc. 144A, 2.750%, 11/15/21 ........................................        137,800
   160,000    Quest Diagnostic, Inc., 1.750%, 11/30/21 ................................................        185,600
                                                                                                          ------------
                                                                                                             1,655,369
                                                                                                          ------------
              INDUSTRIALS - 3.47%
    65,000    Waste Connections, Inc., 5.500%, 04/15/06 ...............................................         72,312
   200,000    Briggs & Stratton Corp. 144A, 5.000%, 05/15/06 ..........................................        206,000
    20,000    EDO Corp. 144A, 5.250%, 04/15/07 ........................................................         23,175
    90,000    ABB Int'l Finance Ltd., 4.625%, 05/16/07 ................................................         93,240
   105,000    L-3 Communications Holdings, Inc., 4.000%, 09/15/11 .....................................        127,050
    65,000    Waste Connections, Inc. 144A, 2.421%, 05/01/22 ..........................................         62,485
                                                                                                          ------------
                                                                                                               584,262
                                                                                                          ------------
              MATERIALS - 1.38%
    50,000    Freeport-McMoRan Copper & Gold, Inc. 144A, 8.250%, 01/31/06 .............................         75,063
   300,000    International Paper Company, 0.000%, 06/20/21 ...........................................        157,875
                                                                                                          ------------
                                                                                                               232,938
                                                                                                          ------------
              MEDIA/BROADCASTING - 4.17%
   350,000    Clear Channel Communications, 2.625%, 04/01/03 ..........................................        330,750
   295,000    Comcast Corp., 0.000%, 12/19/20 .........................................................        223,832
    55,000    Omnicom Group, Inc., 0.000%, 02/07/31 ...................................................         52,181
   100,000    Liberty Media Corp., 3.250%, 03/15/31 ...................................................         94,500
                                                                                                          ------------
                                                                                                               701,263
                                                                                                          ------------
              TECHNOLOGY & COMPUTER - 14.60%
   150,000    Acxiom Corp. 144A, 3.750%, 02/15/09 .....................................................        177,375
   220,000    Analog Devices, Inc., 4.750%, 10/01/05 ..................................................        210,100
   115,000    Affiliated Computer Svcs. 144A, 3.500%, 02/15/06 ........................................        145,619
   160,000    VERITAS Software Corp., 1.856%, 08/13/06 ................................................        132,800
   120,000    Symantec Corp. 144A, 3.000%, 11/01/06 ...................................................        145,050
    90,000    Extreme Networks, Inc. 144A, 3.500%, 12/01/06 ...........................................         75,037
   160,000    Kulicke & Soffa Industries, Inc., 4.750%, 12/15/06 ......................................        134,400
   195,000    General Semiconductor, Inc., 5.750%, 12/15/06 ...........................................        199,387
   155,000    Brocade Communications Systems, Inc. 144A, 2.000%, 01/01/07 .............................        120,706
   225,000    Rational Software Corp., 5.000%, 02/01/07 ...............................................        183,656
   160,000    Burr-Brown Corp., 4.250%, 02/15/07 ......................................................        161,000
   160,000    Computer Associates, Inc., 5.000%, 03/15/07 .............................................        159,800
   295,000    International Rectifier Corp., 4.250%, 07/15/07 .........................................        245,219
   100,000    First Data Corp., 2.000%, 03/01/08 ......................................................        113,375
    50,000    Brooks Automation, Inc., 4.750%, 06/01/08 ...............................................         40,375
   145,000    Brooks Automation, Inc. 144A, 4.750%, 06/01/08 ..........................................        117,088
    95,000    Agilent Technologies, Inc. 144A, 3.000%, 12/01/21 .......................................         97,019
                                                                                                          ------------
                                                                                                             2,458,006
                                                                                                          ------------
              TELECOMMUNICATIONS - 1.04%
    50,000    Verizon Global Funding Corp., 0.000%, 05/15/21 ..........................................         27,000
   275,000    Verizon Global Funding Corp. 144A, 0.000%, 05/15/21 .....................................        148,500
                                                                                                          ------------
                                                                                                               175,500
                                                                                                          ------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                 MARKET
   AMOUNT                                                                                                    VALUE
  --------                                                                                                 ---------
              TRANSPORTATION - 2.05%
  $130,000    Continental Airlines, Inc., 4.500%, 02/01/07 .............................................  $     96,200
   100,000    Airborne, Inc. 144A, 5.750%, 04/01/07 ....................................................       109,875
   135,000    United Parcel Service, Inc., 1.750%, 09/27/07 ............................................       138,206
                                                                                                          ------------
                                                                                                               344,281
                                                                                                          ------------
                  TOTAL CONVERTIBLE BONDS (COST $10,739,925) ...........................................    10,671,756
                                                                                                          ------------
  SHARES
 --------
              CONVERTIBLE PREFERRED STOCKS - 24.82%
              CONSUMER DISCRETIONARY - 5.12%
     3,000    Ford Motor Company Cap Trust II, 6.500% ..................................................       168,750
    11,700    General Motors Corporation, 5.250% .......................................................       307,359
     4,500    Newell Financial Trust I, 5.250% .........................................................       208,125
     3,450    Toys "R" Us, Inc., 6.250% ................................................................       176,985
                                                                                                          ------------
                                                                                                               861,219
                                                                                                          ------------
              ENERGY - 1.33%
     4,450    Unocal Capital Trust, 6.250% .............................................................       224,168
                                                                                                          ------------
              FINANCIAL - 5.93%
     2,250    Commerce Bancorp, Inc. 144A, 5.950% ......................................................       119,813
     6,825    Gabelli Asset Management, Inc., 6.950% ...................................................       162,435
     3,750    Prudential Financial, Inc., 6.750% .......................................................       216,000
     6,500    Travelers Property Casualty Corp., 4.500% ................................................       153,725
     3,950    Washington Mutual Capital Trust I, 5.375% ................................................       208,856
     2,600    Washington Mutual, Inc., 5.375% ..........................................................       137,475
                                                                                                          ------------
                                                                                                               998,304
                                                                                                          ------------
              HEALTHCARE - 1.22%
     2,475    Anthem, Inc., 6.000% .....................................................................       205,549
                                                                                                          ------------
              INDUSTRIALS - 1.60%
     1,650    Northrop Grumman Corp., 7.000% ...........................................................       239,250
       225    Northrop Grumman Corp., 7.250% ...........................................................        29,815
                                                                                                          ------------
                                                                                                               269,065
                                                                                                          ------------
              MATERIALS - 1.25%
       525    Inco Limited, 5.500% .....................................................................        25,515
     3,370    Temple-Inland, Inc., 7.500% ..............................................................       185,013
                                                                                                          ------------
                                                                                                               210,528
                                                                                                          ------------
              MEDIA/BROADCASTING - 2.75%
     4,000    Cox Communications, Inc., 7.000% .........................................................       163,040
     3,600    Rainbow Media Equity Security Trust II, 6.250% ...........................................        41,292
     7,000    Sinclair Broadcast Group, Inc., 6.000% ...................................................       259,000
                                                                                                          ------------
                                                                                                               463,332
                                                                                                          ------------
              TECHNOLOGY & COMPUTER - 0.89%
     4,050    Electronic Data Systems, 7.625% ..........................................................       150,660
                                                                                                          ------------
              TELECOMMUNICATIONS - 0.77%
     2,675    ALLTEL Corp., 7.750% .....................................................................       129,844
                                                                                                          ------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                                                            MARKET
   SHARES                                                                                                    VALUE
  --------                                                                                                 ----------
              UTILITIES - 3.96%
     3,850    Aquila, Inc., 9.750% ....................................................................  $      39,270
     6,850    Duke Energy Corp., 8.000% ...............................................................        148,987
     1,650    Duke Energy Corp., 8.250% ...............................................................         37,125
     3,475    FPL Group, Inc, 8.500% ..................................................................        192,550
     1,250    NiSource, Inc., PIES, 7.750% ............................................................         52,738
     4,575    Teco Energy, Inc., 9.500% ...............................................................        114,192
     1,500    TXU Corp., 8.750% .......................................................................         81,315
                                                                                                          ------------
                                                                                                               666,177
                                                                                                          ------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,273,017) ................................      4,178,846
                                                                                                          ------------
              COMMON STOCK - 3.65%
              CONSUMER STAPLES - 1.18%
     2,455    Kraft Foods, Inc. Class A ...............................................................        100,532
    31,000    Leading Brands, Inc.* ...................................................................         99,200
                                                                                                          ------------
                                                                                                               199,732
                                                                                                          ------------
              FINANCIAL - 2.32%
     2,336    Fifth Third Bancorp .....................................................................        155,695
     3,200    The Goldman Sachs Group, Inc. ...........................................................        234,720
                                                                                                          ------------
                                                                                                               390,415
                                                                                                          ------------
              TECHNOLOGY - 0.15%
     2,000    Nassda Corp.* ...........................................................................         24,740
                                                                                                          ------------
                  TOTAL COMMON STOCK (COST $546,885) ..................................................        614,887
                                                                                                          ------------
              WARRANTS - 0.40%
              TECHNOLOGY - 0.40%
    13,081    Micron Technology, Inc. 144A* ...........................................................         67,858
                                                                                                          ------------
                  TOTAL WARRANTS (COST $224,993) ......................................................         67,858
                                                                                                          ------------
              SHORT TERM INVESTMENTS - 9.47%
   796,831    Blackrock Provident Institutional Tempfund, 1.79% .......................................        796,831
   796,831    PNC Bank Money Market Fiduciary, 1.19% ..................................................        796,831
                                                                                                          ------------
                  TOTAL SHORT TERM INVESTMENTS (COST $1,593,662) ......................................      1,593,662
                                                                                                          ------------
                  TOTAL INVESTMENTS (COST $17,378,482**) - 101.72% ....................................     17,127,009

                  LIABILITIES LESS OTHER ASSETS - (1.72%) .............................................       (290,083)
                                                                                                          ------------
                  NET ASSETS - 100.00% ................................................................   $ 16,836,926
                                                                                                          ============
--------------------------------------------------------------------------------
     * Non-income producing security.
  144A Private  placement  securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933.
    ** Cost for Federal income tax purposes is ($17,378,482)  and net unrealized depreciation consists of:

                  Gross unrealized appreciation .......................................................   $    721,048
                  Gross unrealized depreciation .......................................................       (972,521)
                                                                                                          ------------
                      Net unrealized depreciation .....................................................   $   (251,473)
                                                                                                          ============

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                              FIRST            TOTAL        CONVERTIBLE
                                                                              MUTUAL          RETURN        SECURITIES
                                                                               FUND          BOND FUND         FUND
                                                                            ----------      -----------    ------------
ASSETS
   Investments in securities at market value (identified cost $29,212,662
     $22,751,819 and $17,378,482 respectively) (Notes 1 and 5) ............ $31,580,294     $22,806,885    $17,127,009
   Receivables:
     Dividends and interest ...............................................      23,288         263,824         88,796
     Investment securities sold ...........................................          --              --        129,689
     Beneficial interest shares sold ......................................     893,110              --             --
   Reimbursement due from Investment Advisor ..............................          --           7,709          5,248
   Other assets ...........................................................       2,960           3,483          2,738
                                                                            -----------     -----------    -----------
     TOTAL ASSETS .........................................................  32,499,652      23,081,901     17,353,480
                                                                            -----------     -----------    -----------
LIABILITIES
Payables:
     Investment securities purchased ......................................          --              --        494,453
     Beneficial interest shares redeemed ..................................     933,888              --             --
     Advisory fee .........................................................      19,897              --             --
   Accrued expenses .......................................................      34,922          25,405         22,101
                                                                            -----------     -----------    -----------
     TOTAL LIABILITIES ....................................................     988,707          25,405        516,554
                                                                            -----------     -----------    -----------
NET ASSETS
   (applicable to outstanding shares of 3,538,208, 2,292,460
     and 2,095,378, respectively; unlimited shares of
     $0.001 par value authorized) ......................................... $31,510,945     $23,056,496    $16,836,926
                                                                            ===========     ===========    ===========
   Net asset value, offering and redemption price per share ...............       $8.91          $10.06          $8.04*
                                                                            ===========     ===========    ===========
SOURCE OF NET ASSETS
   Paid-in capital ........................................................ $35,064,985     $22,960,958    $17,847,862
   Undistributed net investment income                                               --          13,762        140,582
   Accumulated net realized gain (loss) on investments ....................  (5,921,672)         26,710       (900,045)
   Net unrealized appreciation (depreciation) of investments ..............   2,367,632          55,066       (251,473)
                                                                            -----------     -----------    -----------
     NET ASSETS ........................................................... $31,510,945     $23,056,496    $16,836,926
                                                                            ===========     ===========    ===========

-------------------------------
*Offering price per Class A Share ($8.04/0.96=$8.38)

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                              FIRST            TOTAL        CONVERTIBLE
                                                                              MUTUAL          RETURN        SECURITIES
                                                                               FUND          BOND FUND         FUND
                                                                            ----------      -----------    ------------
INVESTMENT INCOME
   Dividends ...........................................................    $   343,901     $        --    $   229,313
   Interest ............................................................         27,806       1,562,021        410,169
                                                                            -----------     -----------    -----------
     TOTAL INCOME ......................................................        371,707       1,562,021        639,482
                                                                            -----------     -----------    -----------
EXPENSES
   Advisory fees (Note 4) ..............................................        280,125         113,883         94,828
   Transfer agent fees .................................................         97,056          32,600         31,500
   Administrator expense ...............................................         50,315          35,919         20,600
   Distribution Expense (Note 4) .......................................         40,193              --          6,047
   Trustees' fees and expenses .........................................         36,415          25,453         15,008
   Bookkeeping and pricing .............................................         34,755          33,852         32,887
   Legal expenses ......................................................         29,646          23,524         13,835
   Registration expense ................................................         17,698          15,896         17,709
   Independent accountants .............................................         14,300           8,300          9,700
   Reports to shareholders .............................................         10,500          14,200         12,500
   Custodian fees ......................................................          7,150           6,400         10,500
   Insurance expense ...................................................          5,010           4,733          4,308
   Other ...............................................................            559             454            402
                                                                            -----------     -----------    -----------
TOTAL EXPENSES .........................................................        623,722         315,214        269,824
   Expenses waived and reimbursed (Note 4) .............................             --         (62,183)       (42,236)
                                                                            -----------     -----------    -----------
   NET EXPENSES ........................................................        623,722         253,031        227,588
                                                                            -----------     -----------    -----------
   NET INVESTMENT INCOME (LOSS) ........................................       (252,015)      1,308,990        411,894
                                                                            -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from security transactions .................     (5,752,513)        153,011       (870,376)
   Net change in unrealized appreciation (depreciation) of investments       (3,057,995)         36,086       (738,650)
                                                                            -----------     -----------    -----------
   Net realized and unrealized gain (loss) on investments ..............     (8,810,508)        189,097     (1,609,026)
                                                                            -----------     -----------    -----------
   Net increase (decrease) in net assets resulting from operations .....    $(9,062,523)    $ 1,498,087    $(1,197,132)
                                                                            ===========     ===========    ===========

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    FOR YEAR ENDED JUNE 30, 2002
                                                                            -------------------------------------------
                                                                              FIRST            TOTAL        CONVERTIBLE
                                                                              MUTUAL          RETURN        SECURITIES
                                                                               FUND          BOND FUND         FUND
                                                                            ----------      -----------    ------------
OPERATIONS
   Net investment income (loss) ....................................... $    (252,015)    $    1,308,990     $     411,894
   Net realized gain (loss) on investments ............................    (5,752,513)           153,011          (870,376)
   Net change in unrealized appreciation (depreciation)
     of investments ...................................................    (3,057,995)            36,086          (738,650)
                                                                         ------------        -----------       -----------
   Net increase (decrease) in net assets resulting
     from operations ..................................................    (9,062,523)         1,498,087        (1,197,132)
                                                                         ------------        -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income ...........................            --         (1,315,660)         (423,249)
   Distributions from realized short-term gains on investments ........            --            (81,995)               --
   Distributions from realized long-term gains on investments .........      (937,011)          (142,548)          (62,519)
                                                                         ------------        -----------       -----------
     Total distributions ..............................................      (937,011)        (1,540,203)         (485,768)
                                                                         ------------        -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS
   Receipt from shares sold ...........................................    11,691,371          2,571,992         6,013,583
   Receipt from shares issued on reinvestment
     of distributions .................................................       890,558          1,335,509           461,938
   Shares redeemed ....................................................   (17,608,211)        (8,702,020)       (2,685,824)
                                                                         ------------        -----------       -----------
   Net increase (decrease) in net assets resulting
     from beneficial transactions (a) .................................    (5,026,282)        (4,794,519)        3,789,697
                                                                         ------------        -----------       -----------
     Total increase (decrease) in net assets ..........................   (15,025,816)        (4,836,635)        2,106,797

NET ASSETS
   Beginning of year ..................................................    46,536,761         27,893,131        14,730,129
                                                                         ------------        -----------       -----------
   End of year ........................................................  $ 31,510,945        $23,056,496       $16,836,926
                                                                         ============        ===========       ===========
   (a) Transactions in shares of beneficial interest were:
       Shares sold ....................................................     1,172,849            253,284           723,067
       Shares issued on reinvestment of distributions .................        90,688            131,573            55,790
       Shares redeemed ................................................    (1,764,405)          (847,125)         (324,330)
                                                                         ------------        -----------       -----------
       Net increase (decrease) ........................................      (500,868)          (462,268)          454,527
       Beginning balance ..............................................     4,039,076          2,754,728         1,640,851
                                                                         ------------        -----------       -----------
       Ending balance .................................................     3,538,208          2,292,460         2,095,378
                                                                         ============        ===========       ===========

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR YEAR ENDED JUNE 30, 2001
                                                                            -------------------------------------------
                                                                              FIRST            TOTAL        CONVERTIBLE
                                                                              MUTUAL          RETURN        SECURITIES
                                                                               FUND          BOND FUND         FUND
                                                                            ----------      -----------    ------------
OPERATIONS
   Net investment income (loss) .......................................  $   (579,024)       $ 1,288,682       $   249,165
   Net realized gain (loss) on investments ............................       767,931            150,590           299,745
   Net change in unrealized appreciation (depreciation)
     of investments ...................................................   (23,193,294)           759,007        (1,020,212)
                                                                         ------------        -----------       -----------
   Net increase (decrease) in net assets resulting
     from operations ..................................................   (23,004,387)         2,198,279          (471,302)
                                                                         ------------        -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income ...........................            --         (1,301,242)         (115,214)
   Distributions from realized short-term gains on investments ........            --                 --                --
   Distributions from realized long-term gains on investments .........    (8,404,254)                --          (266,896)
                                                                         ------------        -----------       -----------
     Total distributions ..............................................    (8,404,254)        (1,301,242)         (382,110)
                                                                         ------------        -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS
   Receipt from shares sold ...........................................    26,117,963          9,280,156        15,831,034
   Receipt from shares issued on reinvestment
     of distributions .................................................     8,037,919          1,046,051           382,110
   Shares redeemed ....................................................   (27,506,985)        (2,661,895)         (629,603)
                                                                         ------------        -----------       -----------
   Net increase (decrease) in net assets resulting
     from beneficial transactions (a) .................................     6,648,897          7,664,312        15,583,541
                                                                         ------------        -----------       -----------
     Total increase (decrease) in net assets ..........................   (24,759,744)         8,561,349        14,730,129
NET ASSETS
   Beginning of period ................................................    71,296,505         19,331,782                --
                                                                         ------------        -----------       -----------
   End of period ......................................................  $ 46,536,761        $27,893,131       $14,730,129
                                                                         ------------        -----------       -----------
   (a) Transactions in shares of beneficial interest were:
       Shares sold ....................................................     1,531,681            923,901         1,664,179
       Shares issued on reinvestment of distributions .................       642,520            104,144            42,789
       Shares redeemed ................................................    (1,690,633)          (263,227)          (66,117)
                                                                         ------------        -----------       -----------
       Net increase (decrease) ........................................       483,568            764,818         1,640,851
       Beginning balance ..............................................     3,555,508          1,989,910                --
                                                                         ------------        -----------       -----------
       Ending balance .................................................     4,039,076          2,754,728         1,640,851
                                                                         ============        ===========       ===========

---------------------------
* Froley, Revy Convertible Securities Fund commenced operations on August 28, 2000.

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                 FIRST MUTUAL FUND
                                               --------------------------------------------------------
                                                               YEARS ENDED JUNE 30,
                                               --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR ...........  $ 11.52     $ 20.05     $ 16.54     $ 12.47     $ 12.35
                                                -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss ........................    (0.07)      (0.14)      (0.22)      (0.14)      (0.07)
  Net gain (loss) on securities
    (both realized and unrealized). ..........    (2.29)      (6.04)       4.58        5.35        2.72
                                                -------     -------     -------     -------     -------
  Total from investment operations ...........    (2.36)      (6.18)       4.36        5.21        2.65
                                                -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS
  Distributions from capital gains ...........    (0.25)      (2.35)      (0.85)      (1.14)     (2.53)
                                                -------     -------     -------     -------     -------
    Total distributions ......................    (0.25)      (2.35)      (0.85)      (1.14)      (2.53)
                                                -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR .................  $  8.91     $ 11.52     $ 20.05     $ 16.54     $ 12.47
                                                =======     =======     =======     =======     =======
TOTAL RETURN .................................  (20.71%)    (31.76%)     26.50%      43.53%      25.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets,
      end of year (in 000's) .................  $31,511     $46,537     $71,297     $54,769     $39,211
   Ratios of expenses to average net assets ..    1.67%       1.52%       1.59%        1.64%     1.66%
   Ratios of net investment loss to
     average net assets ......................   (0.67%)     (0.98%)     (1.23%)      (1.02%)   (0.56%)
   Portfolio turnover rate ...................      76%         51%         36%          56%        81%

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                 TOTAL RETURN BOND FUND
                                               --------------------------------------------------------
                                                                  YEARS ENDED JUNE 30,
                                               --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR ............ $ 10.13     $  9.71     $  9.96     $ 10.25     $ 10.08
                                                -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income .......................    0.56        0.52        0.52        0.47        0.52
  Net gains (losses) on securities
    (both realized and unrealized) ............    0.01        0.43       (0.20)      (0.18)       0.25
                                                -------     -------     -------     -------     -------
  Total from investment operations ............    0.57        0.95        0.32        0.29        0.77
                                                -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS
  Dividends from net investment income ........   (0.55)      (0.53)      (0.52)      (0.47)      (0.53)
  Distributions from capital gains ............   (0.09)         --       (0.05)      (0.11)      (0.07)
                                                -------     -------     -------     -------     -------
  Total distributions .........................   (0.64)      (0.53)      (0.57)      (0.58)      (0.60)
                                                -------     -------     -------     -------     -------
  NET ASSET VALUE, END OF YEAR ................ $ 10.06     $ 10.13     $  9.71     $  9.96     $ 10.25
                                                =======     =======     =======     =======     =======
TOTAL RETURN ..................................   5.78%       9.94%       3.31%       2.80%       7.84%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) .......... $23,056     $27,893     $19,332     $16,926     $11,976
  Ratios of expenses to average net assets
    before reimbursement of expenses
    by Advisor ................................   1.25%       1.10%       1.38%       1.46%       1.68%
    after reimbursement of expenses
    by Advisor ................................   1.00%       0.99%       0.98%       1.20%       1.20%
  Ratios of net investment income
    to average net assets
    before reimbursement of
    expenses by Advisor .......................   4.92%       5.23%       4.89%       4.55%       4.86%
    after reimbursement of
    expenses by Advisor .......................   5.17%       5.34%       5.29%       4.81%       5.34%
  Portfolio turnover rate .....................     26%         57%         16%         57%         83%

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a Class A Share of beneficial interest outstanding throughout each period presented.

                                                   CONVERTIBLE SECURITIES FUND
                                                --------------------------------
                                                    YEAR             PERIOD
                                                    ENDED             ENDED
                                                JUNE 30, 2002    JUNE 30, 2001 1
                                                -------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ............ $   8.98           $ 10.00
                                                  --------           -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income ...........................     0.21              0.21
Net gains on securities
   (both realized and unrealized) ...............    (0.88)            (0.80)
                                                  --------           -------
  Total from investment operations ..............    (0.67)            (0.59)
                                                  --------           -------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income ............    (0.24)            (0.13)
Distributions from capital gains ................    (0.03)            (0.30)
                                                  --------           -------
  Total distributions ...........................    (0.27)            (0.43)
                                                  --------           -------
NET ASSET VALUE, END OF PERIOD .................. $   8.04           $  8.98
                                                  ========           =======
TOTAL RETURN (does not reflect sales load) ......   (7.53%)           (5.88%)+
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (in 000's) ............ $ 16,837           $14,730
   Ratios of expenses to average net assets
     before reimbursement of expenses by Advisor     1.78%             1.95%*
     after reimbursement of expenses by Advisor      1.50%             1.50%*
   Ratios of net investment income to
     average net assets before reimbursement
     of expenses by Advisor .....................    2.44%             2.30%*
     after reimbursement of expenses by Advisor      2.72%             2.75%*
   Portfolio turnover rate ......................     101%              159%+

----------------------------------
1 The Convertible Securities Fund commenced operations on August 28, 2000.
* Annualized.
+ Since inception, not annualized.

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which issues its shares of beneficial interest in separate series. Each series of shares relates to a separate portfolio of assets. The Fund operates as a series company and presently offers three series: Trainer Wortham First Mutual Fund ("First Mutual Fund"), Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund") and Froley Revy Convertible Securities Fund ("Convertible Securities Fund") (collectively referred to as the "Funds"). First Mutual Fund and Total Return Bond Fund offer one class of shares. The Convertible Securities Fund offers two classes of shares. Class A Shares commenced operation on August 28, 2000, and Class B Shares has not commenced operation as of June 30, 2002. Each class of shares is sold pursuant to different sales arrangements and bears different expenses.

The First Mutual Fund seeks capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest.

The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk-adjusted returns.

The Convertible Securities Fund seeks to provide total return through the combination of current income and long-term capital appreciation. The Fund invests primarily in convertible securities of companies that the Advisor believes have above average growth rates and sound financial characteristics.

Due to the inherent risk in any investment program, the Funds cannot ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Equity securities which are traded on a national securities exchange are valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

Valuations of fixed and variable income securities ("debt securities") are based upon a consideration of yields or prices of obligation of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing services may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Debt securities for which market quotations are readily available are valued based upon those quotations.

The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value is determined in good faith by or under the direction of the Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

C. NET ASSET VALUE PER SHARE. Net asset value per share of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the Funds' net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share for the First Mutual Fund and the Total Return Bond Fund. For the Convertible Securities Fund, the methodology and procedures for determining net asset value are identical for each Class, but due to the specific distribution expenses and other costs allocable to each Class, the net asset value of each Class will vary. Class A shares are purchased at the offering price per share.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of dividends and distributions paid during the years ended 2002 and 2001 were as follows:

                                        FIRST MUTUAL FUND
                               YEAR ENDED             YEAR ENDED
                              JUNE 30, 2002          JUNE 30, 2001
                             --------------------------------------
Distributions paid from:
   Long-term capital gain ...  $  937,011              $8,404,254
                               ----------              -----------
Total Distribution ..........  $  937,011              $8,404,254
                               ==========              ==========

                                     TOTAL RETURN BOND FUND
                               YEAR ENDED             YEAR ENDED
                              JUNE 30, 2002          JUNE 30, 2001
                             --------------------------------------
Distributions paid from:
   Ordinary income ..........  $1,315,660              $1,301,242
   Short-term capital gain ..      81,995                      --
   Long-term capital gain ...     142,548                      --
                               ----------              -----------
Total Distribution ..........  $1,540,203              $1,301,242
                               ==========              ==========

                                   CONVERTIBLE SECURITIES FUND
                               YEAR ENDED            PERIOD ENDED
                              JUNE 30, 2002          JUNE 30, 2001
                             --------------------------------------
Distributions paid from:
   Ordinary income ..........  $  423,249              $  115,214
   Short-term capital gain ..          --                 100,696
   Long-term capital gain ...      62,519                 166,200
                               ----------              -----------
Total Distribution ..........  $  485,768              $  382,110
                               ==========              ==========

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                               FIRST      TOTAL     CONVERTIBLE
                                               MUTUAL     RETURN    SECURITIES
                                                FUND     BOND FUND     FUND
                                            -----------  ---------  ---------
Undistributed ordinary income ............. $        --   $13,762   $ 140,582
Undistributed short-term gain (loss) ......  (1,553,039)       --          --
Undistributed long-term gain (loss) .......  (3,083,712)   26,710    (230,229)
Unrealized appreciation (depreciation) ....   2,367,632    55,066    (251,473)
                                            -----------   -------   ---------
   Distributable earnings ................. $(2,269,119)  $95,538   $(341,120)
                                            ===========   =======   =========

NOTE 3 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 2002 are as follows:


FUND                                         PURCHASES            SALES
----                                        -----------        -----------
First Mutual .............................. $27,436,798        $33,440,995
Total Return Bond .........................   6,228,820         10,794,369
Convertible Securities ....................  17,641,681         14,090,835


NOTE 4 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. ("Trainer Wortham") (a wholly-owned subsidiary of First Republic Bank) is the investment advisor for two of the Trust's series pursuant to two separate investment advisory agreements (each an "Agreement"). Under the terms of each Agreement with respect to the First Mutual Fund and the Total Return Bond Fund, Trainer Wortham receives an annual fee, accrued daily and paid monthly, of 0.75% and 0.45%, respectively, of the average daily net assets of the Fund. During the year ended June 30, 2002, the Trust paid advisory fees on behalf of the Funds as follows:

FUND
----
First Mutual ...................................................   $280,125
Total Return Bond ..............................................    113,883

Trainer Wortham has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the Total Return Bond Fund to 1.00% of the Fund's average daily net assets during the current fiscal year.

Froley, Revy Investment Company, Inc. ("Froley, Revy") (a wholly-owned subsidiary of First Republic Bank) is the investment advisor for the Convertible Securities Fund. Froley, Revy receives an annual fee accrued daily and paid monthly of 0.625% of the average daily net assets of the Convertible Securities Fund. For the year ended June 30, 2002, the Trust paid Froley, Revy advisory fees of $94,828. Froley, Revy has agreed to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the Class A Shares and the Class B Shares of the Fund to 1.50% and 2.00%, respectively, of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

For the year ended June 30, 2002, Trainer Wortham and Froley, Revy waived and reimbursed expenses as follows:

FUND
----
Total Return Bond ................................................. $62,183
Convertible Securities ............................................  42,236

The Operating Expense Agreement for each Fund provides that any fees waived and/or operating expenses reimbursed by Trainer Wortham and Froley, Revy during a fiscal year of the Fund may be recouped by an advisor during the three subsequent years to the extent that the Fund's aggregate operating expenses do not exceed the stated annual expense limitation. As of June 30, 2002 the Total Return Bond Fund had unrecouped fee waivers and/or expense reimbursements of $157,690 of which $69,117 can be recouped through June 30, 2003, $26,390 can be recouped through June 30, 2004, and $62,183 can be recouped through June 30, 2005. As of June 30, 2002 the Convertible Securities Fund had unrecouped fee waivers and/or expense reimbursements of $83,033 of which $40,797 can be recouped through June 30, 2004 and $42, 236 can be recouped through June 30, 2005.

In  addition,   Froley,   Revy  has  retained   Trainer   Wortham  to  serve  as
sub-investment advisor to the Convertible Securities Fund. As sub-advisor, Trainer Wortham utilizes an investment committee to provide research and analysis services to Froley, Revy with respect to the Fund's investments. The sub-investment advisory fees of Trainer Wortham are paid directly by Froley,Revy and are not paid by the Convertible Securities Fund.

The Trust has adopted Distribution Service Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each class of shares offered by the First Mutual and Convertible Securities Funds in order to pay certain expenses associated with the distribution of its shares. Each Plan permits the Fund to pay or reimburse, as applicable, PFPC Distributors, Inc., (the "Distributor"), the Trust's sole underwriter and distributor, for distribution and shareholder servicing expenses incurred by the Distributor. Prior to January 2, 2001, Provident Distributors, Inc. served as the sole underwriter and distributor of the Trust. Pursuant to the Plan for the First Mutual Fund and the Convertible Securities Fund Class A Shares, a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund's/Class's assets may be paid. Pursuant to the Plan for the Convertible Securities Fund Class B Shares, a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund's/Class's net assets may be paid. For the year ended June 30, 2002, First Mutual Fund and the Convertible Securities Fund Class A paid 12b-1 fees of $40,193 and $6,047, respectively. Convertible Securities Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Fund's current prospectus. Class BShares of theConvertible Securities Fund have not yet been offered.

Certain officers and trustees of the Trust are affiliated persons of Trainer Wortham and Froley, Revy.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 5 - RESTRICTED SECURITIES
The Total Return Bond Fund owns certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At June 30, 2002, the Fund owned the following securities which may not be sold without registration under the Securities Act of 1933:

TOTAL RETURN BOND FUND

                           ACQUISITION           UNIT    MARKET        AMORTIZED
          SECURITY            DATE       PAR     PRICE    VALUE  % TNA    COST
          --------         ----------- -------- ------- -------- ----- ---------
Comp De Desarollo Aeropu
    10.190%, 05/31/11 ..... 07/16/97   $445,000  72.25  $321,513 1.39% $484,015

NOTE 6 - CHANGE IN ACCOUNTING PRINCIPLE
Effective July 1, 2001, the Convertible Securities Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium and discount on fixed income securities. Prior to July 1, 2001, the Convertible Securities Fund did not amortize premium on fixed income securities. The cumulative effect of the accounting change had no impact on the total net assets of the Fund or the Fund's net asset value, but resulted in a $39,675 reduction in cost of securities and a corresponding $39,675 increase in unrealized appreciation, based on the securities held by the Fund on June 30, 2001.

NOTE 7 - TAX MATTERS
At June 30, 2002 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND                                                        EXPIRING IN 2009
----                                                        ----------------
First Mutual ..............................................    $4,635,216
Convertible Securities ....................................       230,229

At June 30, 2002, the First Mutual Fund and Convertible Securities Fund had realized additional capital losses of $1,284,921 and $669,816, respectively, for financial reporting purposes which have been deferred for Federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 - FUND MANAGEMENT
Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and Officers and is available without charge, upon request, by calling (866) 893-8637.

                                TERM OF                                              NUMBER OF     OTHER TRUSTEESHIPS/
NAME, (AGE), ADDRESS          OFFICE AND                                           FUNDS IN FUND      DIRECTORSHIPS
AND POSITION(S)                LENGTH OF            PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN   HELD BY TRUSTEE/
WITH TRUST                   TIME SERVED 1           DURING PAST FIVE YEARS          BY TRUSTEE          DIRECTOR
--------------------         -------------          -----------------------      ----------------   ------------------
DISINTERESTED TRUSTEES

James F. Twaddell (63)        Since 1979       Investment banker, Investors               3*         None
Investors Capital, Inc.                        Capital, Inc., (a securities and
c/o 845 Third Avenue,                          investments firm) and its
6th Floor                                      predecessors since June 1995.
New York, NY 10022
Trustee; Vice-Chairman

Robert H. Breslin, Jr. (74)   Since 1979       Partner in the law firm of Breslin,        3*         None
c/o 845 Third Avenue,                          Sweeney & Earle since 1970.
6th Floor
New York, NY 10022
Trustee

Raymond Eisenberg (78)        Since 1960       Retired; formerly President of             3*         None
c/o 845 Third Avenue,                          Raymond Eisenberg & Associates, P.C.
6th Floor                                      (an accounting and consulting firm).
New York, NY 10022
Trustee

Robert S. Lazar (59)          Since 1976       Retired since 1992.                        3*         Director; Newport
c/o 845 Third Avenue,                                                                                Federal Savings
6th Floor                                                                                            Bank
New York, NY 10022
Trustee

Martin S. Levine (48)         Since 1994       Controller and Chief Financial Officer,    3*         None
c/o 845 Third Avenue,                          John P. Picone, Inc. (a construction
6th Floor                                      company) since 1984.
New York, NY 10022
Trustee

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

                                TERM OF                                              NUMBER OF
NAME, (AGE), ADDRESS          OFFICE AND                                           FUNDS IN FUND   OTHER TRUSTEESHIPS/
AND POSITION(S)                LENGTH OF            PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN     DIRECTORSHIPS
WITH TRUST                   TIME SERVED 1          DURING PAST FIVE YEARS          BY TRUSTEE       HELD BY TRUSTEE
--------------------         -------------          -----------------------      ----------------   ------------------
Timothy J. O'Hara (52)        Since 1998       Publisher, Advertising Director,           3*         None
c/o 845 Third Avenue,                          Credit Union Journal (a national
6th Floor                                      weekly financial newspaper owned
New York, NY 10022                             by Thomson Media of NY) since 1996.
Trustee

Todd L. Eisenberg (41)        Since 1999       Certified Public Accountant,               3*         None
c/o 845 Third Avenue,                          Tofias P.C. (an accounting and
6th Floor                                      consulting firm) and its
New York, NY 10022                             predecessors since 1982.
Trustee

INTERESTED TRUSTEES 2

David P. Como (56)            Since 1984       Managing Director and Equity Portfolio     3*         None
c/o 845 Third Avenue,                          Manager, Trainer Wortham & Co., Inc.
6th Floor                                      (an investment advisory firm)
New York, NY 10022                             since 1969.
Trustee; Chairman;
Chief Investment Officer

David Elias (57)              Since 1991       President and Chief Investment             3*         None
c/o 845 Third Avenue,                          Officer, Elias Asset Management
6th Floor                                      (an investment management firm)
New York, NY 10022                             since 1978.
Trustee

George A. Froley, III (64)    Since 2000       Chairman, Froley, Revy Investment          3*         None
10900 Wilshire Blvd., Suite 900                Company, Inc. (an investment
Los Angeles, CA 90024                          management firm) since 1975.
Trustee

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

                                TERM OF
NAME, (AGE), ADDRESS          OFFICE AND
AND POSITION(S)                LENGTH OF            PRINCIPAL OCCUPATION(S)
WITH TRUST                   TIME SERVED 1           DURING PAST FIVE YEARS
--------------------         -------------          -----------------------
OFFICER(S) WHO ARE NOT TRUSTEES

Joanne Pietrini-Smith (38)    Since 2002       Chief Administrative Officer, Trainer
c/o 845 Third Avenue,                          Wortham & Company, Inc. since 1999;
6th Floor                                      Vice President and Chief Investment
New York, NY 10022                             Officer, First Republic Bank (parent
President;                                     company of Trainer Wortham & Co., Inc.
Chief Executive Officer;                       and Froley, Revy Investment Co.,Inc.)
Chief Administrative Officer.                  since 1998. Vice President, Manager of
                                               Strategic Planning and Administration,
                                               Mellon Bank-Mellon Private Asset
                                               Management from 1994 to 1998.

John D. Knox (43)             Since 1996       Managing Director and Fixed
c/o 845 Third Avenue,                          Income Portfolio Manager,
6th Floor                                      Trainer Wortham & Co., Inc. since 1995.
New York, NY 10022
Vice President

Andrea Revy O'Connell (39)    Since 2000       President and Chief Executive Officer,
10900 Wilshire Blvd., Suite 900                Froley, Revy Investment Company,
Los Angeles, CA 90024                          Inc. since 1999; Managing Director
Vice President                                 and Senior Portfolio Manager of Froley, Revy
                                               Investment Company Inc. since 1994.

David Johnson (42)            Since 2000       Chief Operating Officer, Froley, Revy
10900 Wilshire Blvd., Suite 900                Investment Company, Inc. since 1998;
Los Angeles, CA 90024                          Vice President and Senior Portfolio Manager
Vice President;                                of Financial Security Assurance (financial
Compliance Officer                             guaranty insurance company) 1993 to 1998.

Mary Jane Maloney (44)        Since 2001       Vice President, Regulatory
PFPC Inc.                                      Administration, PFPC Inc.
c/o 845 Third Avenue,                          (a financial services company)
6th Floor                                      since 1997.
Vice President;
Secretary

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                          JUNE 30, 2002
--------------------------------------------------------------------------------

                                TERM OF
NAME, (AGE), ADDRESS          OFFICE AND
AND POSITION(S)                LENGTH OF            PRINCIPAL OCCUPATION(S)
WITH TRUST                   TIME SERVED 1          DURING PAST FIVE YEARS
--------------------         -------------          -----------------------
James G. Shaw (41)            Since 2001       Vice President, Fund Accounting
c/o 845 Third Avenue,                          and Administration, PFPC Inc.
6th Floor                                      since 1995.
New York, NY 10022
Treasurer

Christopher J. Brancazio (36) Since 2002       Compliance Officer, Trainer
c/o 845 Third Avenue,                          Wortham & Co., Inc. since March
6th Floor                                      2002; Compliance Officer, LF
New York, NY 10022                             Capital (an investment management
Vice President;                                company) October 2001 to December
Compliance Officer                             2001; Compliance Officer, Friends
                                               Ivory & Sime, Inc. (an investment
                                               management company) October
                                               1999 to October 2001; Compliance
                                               Officer, AIG Global Investment
                                               Group, July 1997 to October 1999;
                                               Internal Auditor, Prudential
                                               Financial, 1993 to 1997.

1 Each Trustee and Officer serves for an indefinite term, until his/her successor is elected.

2 Mr. Como and Mr. Froley are interested by reason of their affiliation with an investment advisor of the Trust and/or as a result of being an Officer of the Trust. Mr. Elias may be regarded as an "interested person" by reason of a material business relationship with an investment advisor of the Trust.

* As of June 30, 2002, the Froley, Revy Investment Grade Convertible Securities Fund has not yet commenced investment operations; had it commenced operations, the number of funds in the fund complex overseen by trustees would have been four.

                      This page is intentionally left blank

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer Wortham Funds
New York, New York

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Trainer Wortham Funds (comprising, respectively, the Trainer Wortham First Mutual Fund, the Trainer Wortham Total Return Bond Fund and the Froley, Revy Convertible Securities Fund) as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Trainer Wortham Funds, as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.


                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 19, 2002

                      This page is intentionally left blank

                              TRAINER WORTHAM FUNDS
                                845 Third Avenue
                               New York, NY 10022

OFFICERS

David P. Como
CHIEF INVESTMENT OFFICER

Joanne Pietrini-Smith
PRESIDENT

John D. Knox
VICE PRESIDENT

Andrea Revy O'Connell
VICE PRESIDENT

David Johnson
VICE PRESIDENT; COMPLIANCE OFFICER

Christopher Brancazio
VICE PRESIDENT; COMPLIANCE OFFICER

James G. Shaw
TREASURER

Mary Jane Maloney
SECRETARY

INVESTMENT ADVISORS

Trainer Wortham & Co., Inc.
845 Third Avenue
New York, NY 10022

Froley, Revy Investment Company, Inc.
10900 Wilshire Boulevard, Suite 900
Los Angeles, CA 90024

AUDITORS

Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

CUSTODIAN

PFPC Trust Company, Inc.
8800 Tinicum Blvd.
Philadelphia, PA 19153

FUND ADMINISTRATION

PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406

DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 3200 HORIZON DRIVE, KING OF PRUSSIA, PA 19406 -- DFU 8/02

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE TRUST UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE TRUST'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.